Putnam
New
Opportunities
Fund

ANNUAL REPORT

June 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam New Opportunities Fund's class A shares ranked 30 out of 338 growth funds (top 9%) tracked by Lipper Analytical Services for the 5-year period ended June 30, 1998.*

* "We enter the new fiscal year with cautious optimism, keeping a close watch on the world's financial markets, which may continue to be turbulent for some time. We will continue to focus on growing companies that have minimal exposure to foreign markets, and will keep our sights on the long-term growth potential of the stocks we select for the portfolio."

                                           --  Daniel L. Miller, manager
                                               Putnam New Opportunities Fund


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

20 Financial statements

* Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. For the 1-year period ended 6/30/98, the fund's class A shares ranked 179 out of 884 growth funds. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

You may recall that last year at this time we announced the closing of the popular Putnam New Opportunities Fund to new investors because we believed it was becoming too large to manage efficiently. During the previous fiscal year, you may also recall that we added a large-company component to the portfolio. I am pleased to report that both decisions seem to have been judicious. Fund performance for the fiscal year ended June 30, 1998, showed significant improvement over that of fiscal 1997.

Fiscal 1998 brought its share of challenges, with market volatility and the situation in Asia casting shadows over equities in general and several of the sectors in which your fund invests in particular. During the year, your fund's management team paid close attention to technology, which continued to present bright spots among the clouds, and media, which remained vibrant.

In the following report, the fund's management team reviews fiscal '98 strategy and performance and then discusses the outlook for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 19, 1998

Report from the Fund Managers
Daniel L. Miller
Carol C. McMullen

As we mark the close of Putnam New Opportunities Fund's eighth fiscal year, we're pleased to report strong returns despite a volatile year for the U.S. stock market and continued turbulence in economies around the world. Our decision in fiscal 1997 to begin focusing a portion of the fund's assets on large-company stocks, combined with a strong recovery for the fund's more aggressive small and midsize holdings, has resulted in a profitable fiscal 1998. For the 12 months ended June 30, 1998, your fund's class A shares provided a total return of 32.75% at net asset value and 25.13% at public offering price. This is ahead of the fund's benchmark, the Russell Midcap Growth Index, which returned 24.02% for the same 12-month period. For complete information on the fund's performance and index comparisons, please refer to the summary that begins on page 9.

Since we reported to you at the fiscal year's midpoint, the same factors continued to boost your fund's returns: exceptionally strong media and telecommunications holdings, powerful performance from large-company stocks, and limited exposure to foreign companies and markets, many of which have been negatively affected by the turmoil in Asian economies.

* LARGE-COMPANY STOCKS ADD POWER TO FUND'S AGGRESSIVE GROWTH STRATEGY

Throughout fiscal '98, large-company U.S. stocks continued to astound investors with their strength and resilience. This scenario proved quite beneficial for the fund, especially considering our decision in mid 1997 to add large-capitalization growth stocks to the fund's portfolio. This move was designed to allow the fund to take advantage of more opportunities while continuing to focus on rapidly growing small and mid-cap stocks.

The rewards of the fund's large-cap focus can be found in all sectors of the portfolio, from retail giants Wal-Mart Stores and The Home Depot to pharmaceutical powerhouses such as Warner-Lambert and Pfizer and financial companies such as American Express and Morgan Stanley Dean Witter. At the same time, the fund continued to profit from the types of stocks that have been its mainstay for the past eight years -- those of innovative small and midsize companies with exceptional growth potential. We believe the fund will continue to benefit from its ability to target growth companies of all sizes.

* MEDIA STILL TOPS LIST OF DYNAMIC GROWTH SECTORS

It's not a new story, but it bears repeating: media and telecommunications companies are reaping the rewards of the Telecommunications Act of 1996, which loosened restrictions on the industry. Although it was passed more than two years ago, the legislation still contributes to the growth of many broadcasting, cable, and long-distance companies. In broadcasting, the act allows for ownership of multiple television and/or radio stations -- a change that has generated a wave of mergers and acquisitions. Clear Channel Communications, one of the fund's largest holdings, is considered the premier consolidator in radio and billboard advertising. In addition to owning 183 radio stations, the company also owns 18 television stations and 88,000 outdoor display faces. Its strategy is to maximize advertising revenue by owning billboards and radio and TV stations within the same region. This strategy has allowed Clear Channel to increase cash flow growth in each of the past five years.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software                   8.7%

Retail                              8.4%

Pharmaceuticals
and biotechnology                   7.9%

Broadcasting                        7.1%

Business services                   6.7%

Footnote reads:
* Based on net assets as of 6/30/98. Holdings will vary over time.


Two other holdings participating in the media merger mania were Tele-Communications, Inc. (TCI) and Chancellor Media Corp. Toward the close of the period TCI, a cable operator, announced an agreement to be acquired by AT&T in a huge $48 billion deal, while Chancellor, the second-largest radio broadcaster in the United States, most recently acquired LIN Television Corp. Chancellor now owns and operates 108 radio stations and has also launched AMFM Radio Networks, a national radio syndication subsidiary that reaches more than 60 million listeners weekly. Both Chancellor and TCI were highlights of the fund's portfolio during the period. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* HEALTH CARE: BIGGER IS BETTER IN FISCAL '98

Large pharmaceutical companies represented the good news in the health-care sector during the period, while smaller emerging-growth companies and service providers struggled. Within health-care services, businesses like health maintenance organizations, hospitals, and nursing homes wrestled with ongoing concerns about cost containment and reimbursement legislation. In other areas, small and midsize companies in sectors such as medical devices and biotechnology were also disappointing.

Performance in the fund's health-care sector was driven primarily by U.S. drug companies. The fund holding that received the most worldwide attention during the period was that of Pfizer, developer of the male impotence drug Viagra. While some pharmaceutical companies depend heavily on one or two major products, Pfizer is developing several new drugs that are expected to generate impressive sales growth over the long term. The products include Zelodox, a drug for schizophrenia, and Tovan, an antibiotic. Of course, Pfizer's most visible success came after the FDA approval of Viagra, which resulted in the largest new-drug launch in history and sent Pfizer's stock price soaring.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

America Online, Inc.
Computer services

Clear Channel Communications, Inc.
Broadcasting

HBO & Co.
Health-care information services

Computer Associates International, Inc.
Computer software

CBS Corp.
Broadcasting

Tele-Communications, Inc. (TCI Group)
Cable television

EMC Corp.
Computer storage devices

Warner-Lambert Co.
Pharmaceuticals

Cendant Corp.
Consumer services

Costco Companies, Inc.
Retail

These holdings represent 19.8% of the fund's net assets as of 6/30/98. Portfolio holdings will vary over time.


* RETAIL SECTOR ENJOYS STRONG U.S. ECONOMY

The U.S. economy provided fuel for the retail sector in the form of low unemployment, low inflation, a high level of consumer confidence, and the drawing of more lower-income consumers into the spending stream. This sector also benefited from its low exposure to troubled foreign economies. One strong retail stock in the portfolio was Wal-Mart Stores, the nation's largest retailer, which recently announced plans to enter the retail food market by building several test supermarkets in Arkansas. Also bringing strength to the fund were Dollar Tree, a chain of discount variety stores, Starbucks, the coffee retailer, and Borders Group, which operates book and music superstores throughout the United States.

Disappointments during the period included stocks in the lodging and restaurant industries as well as the stock of Cendant Corporation, a marketing, travel, and real estate services firm.

The company's stock price has declined substantially after recent announcements that accounting irregularities would lead to sharply lower restated earnings. As with any fund holding, Putnam's analysts had conducted rigorous research and analysis of Cendant. The company's recent difficulties, however, involve issues that we believe could not have been detected in advance by outside analysts or portfolio managers.

* STRATEGIES CONTINUE INTO FISCAL '99

As the fiscal year came to a close, U.S. markets were beginning to experience greater volatility with major indexes slipping considerably from their highs earlier in the calendar year. Although we've had an outstanding year, we expect that the markets may experience setbacks, especially in light of the turmoil in many global economies. Therefore, we plan to maintain our focus on growing U.S. companies that have minimal exposure to foreign markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Opportunities Fund is designed for investors seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential.

TOTAL RETURN FOR PERIODS ENDED 6/30/98

                              Class A         Class B         Class M
(inception date)             (8/31/90)       (3/1/93)        (12/1/94)
                            NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                     32.75%  25.13%  31.78%  26.78%  32.09%  27.47%
------------------------------------------------------------------------------
5 years                   193.46  176.60  182.72  180.72  186.25  176.24
Annual average             24.03   22.57   23.10   22.93   23.41   22.53
------------------------------------------------------------------------------
Life of fund              652.68  609.48  608.79  608.79  621.62  596.20
Annual average             29.41   28.43   28.42   28.42   28.71   28.12
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/98

                          S&P 500   Russell 2000  Russell Midcap    Consumer
                           Index       Index       Growth Index    Price Index
------------------------------------------------------------------------------
1 year                     30.16%      16.51%          24.02%         1.68%
------------------------------------------------------------------------------
5 years                   182.42      110.43          132.60         12.88
Annual average             23.08       16.05           18.39          2.45
------------------------------------------------------------------------------
Life of fund              331.10      271.35          297.20         23.86
Annual average             20.52       18.24           19.26          2.77
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
8/31/98

            Fund's class A   Russell 2000  Russell Midcap    S & P 500
Date         shares at POP      Index       Growth Index       Index

8/31/90          9,426          10,000          10,000        10,000
6/30/91         12,841          12,227          11,844        12,828
6/30/92         16,545          14,005          13,433        14,390
6/30/93         24,176          17,647          15,264        17,075
6/30/94         25,867          18,413          15,478        17,430
6/30/95         35,271          22,116          19,512        22,037
6/30/96         51,260          27,400          24,587        27,236
6/30/97         53,444          31,874          33,117        32,027
6/30/98        $70,948         $37,137         $43,110       $39,720

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $70,879 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $72,162 ($69,620 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 6/30/98

                                Class A          Class B        Class M
------------------------------------------------------------------------------
Distributions (number)             1                1              1
------------------------------------------------------------------------------
Income                             --               --             --
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                        $1.09            $1.09           $1.09
------------------------------------------------------------------------------
Short-term                         --               --             --
------------------------------------------------------------------------------
  Total                          $1.09            $1.09           $1.09
------------------------------------------------------------------------------
Share value:                  NAV     POP          NAV         NAV     POP
------------------------------------------------------------------------------
6/30/97                     $44.47  $47.18       $43.08      $43.91  $45.50
------------------------------------------------------------------------------
6/30/98                      57.68   61.20        55.42       56.65   58.70
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher
12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 2000 Index* is composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. This index is widely regarded in the industry as the premiere measure of the small capitalization stock.

Russell Midcap Growth Index* + is composed of all medium and medium/small companies in the Russell 1000 Index. The Russell 1000 represents the universe of stocks from which the most active money managers typically select.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+ Putnam management has recently undertaken a review of benchmarks for various funds. This index replaces the S&P 500 Index as a benchmark for this fund because Putnam management has determined that the securities tracked by this index more accurately reflect the types of securities generally held by the fund.



Report of independent accountants
For the fiscal year ended June 30, 1998

To the Trustees and Shareholders of
Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "fund") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 14, 1998



Portfolio of investments owned
June 30, 1998


COMMON STOCKS (97.3%) (a)
NUMBER OF SHARES                                                                                        VALUE

Advertising (1.6%)
-------------------------------------------------------------------------------------------------------------
            2,343,400  Lamar Advertising Co. (NON)                                           $     84,069,475
            7,627,500  Outdoor Systems, Inc. (NON)                                                213,570,000
                                                                                             ----------------
                                                                                                  297,639,475

Apparel (0.2%)
-------------------------------------------------------------------------------------------------------------
            2,098,500  Wolverine World Wide, Inc.                                                  45,511,219

Banks (0.8%)
-------------------------------------------------------------------------------------------------------------
              863,000  BankAmerica Corp.                                                           74,595,563
            2,950,800  TCF Financial Corp.                                                         87,048,600
                                                                                             ----------------
                                                                                                  161,644,163

Broadcasting (7.1%)
-------------------------------------------------------------------------------------------------------------
           11,855,500  CBS Corp.                                                                  376,412,125
            4,498,900  Chancellor Media Corp.                                                     223,398,503
            4,257,856  Clear Channel Communications, Inc. (NON)                                   464,638,536
              897,000  Heftel Broadcasting Corp. Class A (NON)                                     40,140,750
            4,740,000  Sinclair Broadcast Group, Inc. Class A (NON)                               136,275,000
            1,937,600  Univision Communications Inc. Class A (NON)                                 72,175,600
            1,520,000  Westwood One, Inc. (NON)                                                    38,332,500
                                                                                             ----------------
                                                                                                1,351,373,014

Building Products (0.1%)
-------------------------------------------------------------------------------------------------------------
            1,015,100  Barnett, Inc. (AFF)                                                         20,555,775

Business Services (6.7%)
-------------------------------------------------------------------------------------------------------------
              928,000  ABR Information Services, Inc. (NON)                                        22,040,000
            3,856,300  Accustaff, Inc. (NON)                                                      120,509,375
            1,700,500  Affiliated Computer Services, Inc. Class A (NON)                            65,469,250
              687,200  Airgas, Inc. (NON)                                                           9,878,500
            1,040,000  Applied Graphics Technologies, Inc. (NON)                                   47,580,000
            1,970,000  Interim Services Inc. (NON)                                                 63,286,250
            1,820,500  Metamor Worldwide, Inc. (NON) (AFF)                                         64,058,844
              750,000  NOVA Corp./Georgia (NON)                                                    26,812,500
            4,023,150  Paychex, Inc.                                                              163,691,916
            1,578,400  Pitney Bowes, Inc.                                                          75,960,500
            2,328,800  PMT Services, Inc. (NON)                                                    59,238,829
           16,872,400  Rentokil Group PLC (United Kingdom)                                        121,217,041
            3,126,300  Robert Half International, Inc. (NON)                                      174,682,013
              965,000  Sanmina Corp. (NON)                                                         41,856,875
            1,261,000  Select Appointments Holdings PLC ADR
                         (United Kingdom)                                                          37,199,500
            2,160,700  Snyder Communications, Inc. (NON)                                           95,070,800
            2,858,600  Viking Office Products, Inc. (NON)                                          89,688,575
                                                                                             ----------------
                                                                                                1,278,240,768

Cable Television (3.4%)
-------------------------------------------------------------------------------------------------------------
            4,008,600  MediaOne Group Inc. (NON)                                                  176,127,863
            1,389,400  Tele-Comm Liberty Media Group, Inc. Class A (NON)                           53,926,088
            8,494,300  Tele-Communications, Inc. Class A (NON)                                    326,499,656
            4,640,200  Tele-Communications TCI ventures Group Class A (NON)                        93,094,013
                                                                                             ----------------
                                                                                                  649,647,620

Computer Peripherals (1.7%)
-------------------------------------------------------------------------------------------------------------
            7,023,700  EMC Corp. (NON)                                                            314,749,556

Computer Services (6.6%)
-------------------------------------------------------------------------------------------------------------
            5,529,200  America Online, Inc. (NON)                                                 586,095,200
            1,721,900  Cambridge Technology Partners, Inc. (NON)                                   94,058,788
            2,218,200  CBT Group PLC ADR (Ireland) (NON) (AFF)                                    118,673,700
              896,400  CheckFree Holdings Corp. (NON)                                              26,387,775
            1,727,400  Ciber, Inc. (NON)                                                           65,641,200
              952,100  Computer Horizons Corp. (NON)                                               35,287,206
            1,746,350  Harbinger Corp. (NON)                                                       42,239,841
            1,267,900  Mastech Corp. (NON)                                                         35,659,688
            1,935,000  Renaissance Worldwide, Inc.                                                 42,086,250
              795,800  Sapient Corp. (NON)                                                         41,978,450
            2,755,900  Sterling Commerce, Inc. (NON)                                              133,661,150
              524,100  Whittman-Hart, Inc. (NON)                                                   25,353,338
                                                                                             ----------------
                                                                                                1,247,122,586

Computer Software (8.7%)
-------------------------------------------------------------------------------------------------------------
              380,000  Aspect Development, Inc. (NON)                                              28,737,500
            1,531,800  BMC Software, Inc. (NON)                                                    79,557,863
            6,145,700  Cadence Design Systems, Inc. (NON)                                         192,053,125
            6,987,600  Computer Associates International, Inc.                                    388,248,525
            3,465,000  Compuware Corp. (NON)                                                      177,148,125
            2,170,000  Electronic Arts, Inc. (NON)                                                117,180,000
              679,300  Intuit, Inc. (NON)                                                          41,607,125
            2,322,300  Microsoft Corp. (NON)                                                      251,679,263
            5,622,200  Parametric Technology Corp. (NON)                                          152,502,175
            1,065,200  Remedy Corp. (NON)                                                          18,108,400
            1,928,200  Saville Systems Ireland PLC ADR (Ireland) (NON) (AFF)                       96,651,025
              677,400  Software AG Systems, Inc. (NON)                                             19,813,950
            2,002,000  Synopsys, Inc.                                                              91,591,500
              460,900  Viasoft, Inc. (NON)                                                          7,460,819
                                                                                             ----------------
                                                                                                1,662,339,395

Conglomerates (1.3%)
-------------------------------------------------------------------------------------------------------------
            3,863,300  Tyco International Ltd. (NON)                                              243,387,900

Consumer Products (2.4%)
-------------------------------------------------------------------------------------------------------------
              949,300  Central Garden and Pet Co. (NON)                                            29,546,963
            1,540,100  Colgate-Palmolive Co.                                                      135,528,800
            1,305,600  Procter & Gamble Co.                                                       118,891,200
            3,215,000  Rexall Sundown, Inc. (NON)                                                 113,328,750
            1,405,000  Twinlab Corp. (NON)                                                         61,380,938
                                                                                             ----------------
                                                                                                  458,676,651

Consumer Services (1.5%)
-------------------------------------------------------------------------------------------------------------
           14,412,624  Cendant Corp. (NON)                                                        300,863,526

Cosmetics (0.6%)
-------------------------------------------------------------------------------------------------------------
            1,740,000  Estee Lauder Cos. Class A                                                  121,256,250

Education (0.2%)
-------------------------------------------------------------------------------------------------------------
            1,327,104  Apollo Group, Inc. Class A (NON)                                            43,877,376

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------
              741,200  Calenergy, Inc. (NON)                                                       22,282,325

Electronics and Electrical Equipment (2.1%)
-------------------------------------------------------------------------------------------------------------
            2,652,800  General Electric Co.                                                       241,404,800
            1,855,800  Illinois Tool Works, Inc.                                                  123,758,663
              568,700  Uniphase Corp. (NON)                                                        35,703,697
                                                                                             ----------------
                                                                                                  400,867,160

Energy-Related (0.6%)
-------------------------------------------------------------------------------------------------------------
              575,000  AES Corp. (NON)                                                             30,223,438
            2,469,900  Thermo Electron Corp. (NON)                                                 84,439,706
                                                                                             ----------------
                                                                                                  114,663,144

Entertainment (1.2%)
-------------------------------------------------------------------------------------------------------------
            1,915,400  Time Warner, Inc.                                                          163,646,988
            1,225,600  Viacom, Inc. Class B                                                        71,391,200
                                                                                             ----------------
                                                                                                  235,038,188

Environmental Services (1.3%)
-------------------------------------------------------------------------------------------------------------
            1,764,300  Allied Waste Industries, Inc. (NON)                                         42,343,200
              410,700  American Disposal Services, Inc. (NON)                                      19,251,563
              766,000  Eastern Environmental Services, Inc. (NON)                                  26,044,000
            3,183,400  USA Waste Services, Inc. (NON)                                             157,180,375
                                                                                             ----------------
                                                                                                  244,819,138

Financial Services (4.1%)
-------------------------------------------------------------------------------------------------------------
            1,178,300  American Express Co.                                                       134,326,200
            1,365,000  AMRESCO, Inc. (NON)                                                         39,755,625
            1,950,000  Finova Group, Inc.                                                         110,418,750
            1,660,200  FIRSTPLUS Financial Group, Inc. (NON)                                       59,767,200
            3,578,450  MBNA Corp.                                                                 118,088,850
            1,306,000  Merrill Lynch & Co., Inc.                                                  120,478,500
            1,673,100  Morgan Stanley, Dean Witter, Discover and Co.                              152,879,513
            1,750,000  Sirrom Capital Corp.                                                        45,500,000
                                                                                             ----------------
                                                                                                  781,214,638

Food and Beverages (0.7%)
-------------------------------------------------------------------------------------------------------------
            3,171,900  Coca-Cola Enterprises, Inc.                                                124,497,075

Funeral/Cemetery Services (1.7%)
-------------------------------------------------------------------------------------------------------------
            2,905,600  Service Corp. International                                                124,577,600
            7,267,400  Stewart Enterprises, Inc. Class A (AFF)                                    193,494,525
                                                                                             ----------------
                                                                                                  318,072,125

Health Care Information Systems (2.3%)
-------------------------------------------------------------------------------------------------------------
           12,287,400  HBO & Co.                                                                  433,130,850

Health Care Services (5.2%)
-------------------------------------------------------------------------------------------------------------
            1,699,800  Cardinal Health, Inc.                                                      159,356,250
              937,600  Carematrix Corp. (NON) (AFF)                                                25,256,600
            2,806,800  Concentra Managed Care, Inc. (NON) (AFF)                                    72,976,800
            7,250,000  HEALTHSOUTH Corp. (NON)                                                    193,484,375
            1,144,700  Henry Schein, Inc. (NON)                                                    52,799,288
            2,734,400  Lincare Holdings, Inc.                                                     115,015,700
              457,000  NCS HealthCare, Inc. Class A (NON)                                          13,024,500
            2,805,900  Omnicare, Inc.                                                             106,974,938
              717,500  Parexel International Corp. (NON)                                           26,099,063
              997,900  Pediatrix Medical Group, Inc. (NON) (AFF)                                   37,109,406
              805,000  Quintiles Transnational Corp. (NON)                                         39,595,938
            4,162,250  Total Renal Care Holdings, Inc. (NON) (AFF)                                143,597,625
                                                                                             ----------------
                                                                                                  985,290,483

Hospital Management (1.4%)
-------------------------------------------------------------------------------------------------------------
            8,127,900  Health Management Assoc., Inc. (NON)                                       271,776,656

Insurance (1.5%)
-------------------------------------------------------------------------------------------------------------
              775,600  American International Group, Inc.                                         113,237,600
            2,748,500  Travelers Group Inc.                                                       166,627,813
                                                                                             ----------------
                                                                                                  279,865,413

Leisure (0.1%)
-------------------------------------------------------------------------------------------------------------
              935,000  Signature Resorts, Inc. (NON)                                               15,427,500

Lodging (1.4%)
-------------------------------------------------------------------------------------------------------------
            5,065,266  Extended Stay America, Inc. (NON) (AFF)                                     56,984,243
            1,062,600  Marriott International, Inc. Class A                                        34,401,675
            2,127,100  Prime Hospitality Corp. (NON)                                               37,091,306
            3,765,087  Promus Hotel Corp. (NON)                                                   144,955,850
                                                                                             ----------------
                                                                                                  273,433,074

Medical Supplies and Devices (1.1%)
-------------------------------------------------------------------------------------------------------------
            1,202,200  Boston Scientific Corp. (NON)                                               86,107,575
            3,827,000  Sybron International Corp. (NON)                                            96,631,750
              354,100  Waters Corp. (NON)                                                          20,869,769
                                                                                             ----------------
                                                                                                  203,609,094

Networking & Telecommunication Equipment (5.5%)
-------------------------------------------------------------------------------------------------------------
            1,280,000  Advanced Fibre Communications (NON)                                         51,280,000
            2,920,000  Ascend Communications, Inc. (NON)                                          144,722,500
            2,030,000  Aspect Telecommunications Corp. (NON)                                       55,571,250
            1,020,000  CIENA Corp. (NON)                                                           71,017,500
            1,395,600  Cisco Systems, Inc. (NON)                                                  128,482,425
            1,305,800  FORE Systems, Inc. (NON)                                                    34,603,700
            2,630,100  Lucent Technologies, Inc.                                                  218,791,444
            2,207,800  Northern Telecom Ltd. (Canada)                                             125,292,650
            1,192,400  P-Com, Inc. (NON)                                                           10,917,913
            2,031,900  Panamsat Corp. (NON)                                                       115,564,313
            1,135,000  Tellabs, Inc.                                                               81,294,375
                                                                                             ----------------
                                                                                                1,037,538,070

Nursing Homes (0.5%)
-------------------------------------------------------------------------------------------------------------
            2,312,000  Health Care & Retirement Corp. (NON) (AFF)                                  91,179,500

Oil Services (0.1%)
-------------------------------------------------------------------------------------------------------------
              652,500  National-Oilwell, Inc. (NON)                                                17,495,156
              397,200  Smith International, Inc. (NON)                                             13,827,525
                                                                                             ----------------
                                                                                                   31,322,681

Pharmaceuticals and Biotechnology (7.9%)
-------------------------------------------------------------------------------------------------------------
            1,619,500  Bristol-Myers Squibb Co.                                                   186,141,281
            1,160,000  Centocor, Inc. (NON)                                                        42,050,000
            1,673,200  Dura Pharmaceuticals, Inc. (NON)                                            37,437,850
            3,765,000  Elan Corp. PLC ADR (NON)                                                   242,136,563
            1,663,200  Gilead Sciences, Inc. (NON) (AFF)                                           53,326,350
              905,200  Jones Medical Industries, Inc.                                              29,984,750
              977,000  Medicis Pharmaceutical Corp. Class A (NON) (AFF)                            35,660,500
            2,141,600  Pfizer, Inc.                                                               232,765,150
              590,000  Sepracor, Inc. (NON)                                                        24,485,000
            2,978,100  Schering-Plough Corp.                                                      272,868,413
              741,800  Transkaryotic Therapies, Inc. (Malaysia) (NON)                              19,101,350
              549,300  Vertex Pharmaceuticals, Inc. (NON)                                          12,359,250
            4,434,300  Warner-Lambert Co.                                                         307,629,563
                                                                                             ----------------
                                                                                                1,495,946,020

Restaurants (1.0%)
-------------------------------------------------------------------------------------------------------------
           10,061,767  J.D. Wetherspoon PLC (United Kingdom)                                       48,303,243
            1,849,000  Landry's Seafood Restaurants, Inc. (NON) (AFF)                              33,455,344
            1,827,400  Papa Johns International, Inc. (NON) (AFF)                                  72,068,088
              712,000  Starbucks Corp. (NON)                                                       38,047,500
                                                                                             ----------------
                                                                                                  191,874,175

Retail (8.4%)
-------------------------------------------------------------------------------------------------------------
            3,427,900  Bed Bath & Beyond, Inc. (NON)                                              177,608,069
            2,460,000  Borders Group, Inc. (NON)                                                   91,020,000
            4,366,500  Costco Companies, Inc. (NON)                                               275,362,406
            3,986,200  CVS Corp.                                                                  155,212,663
            1,495,148  Dollar Tree Stores, Inc. (NON)                                              60,740,367
              623,700  Fred Meyer, Inc. (NON)                                                      26,507,250
            2,153,900  Home Depot, Inc. (The)                                                     178,908,319
              496,000  Kohls Corp. (NON)                                                           25,730,000
            2,679,900  Office Depot, Inc.                                                          84,584,344
            2,990,000  Officemax, Inc. (NON)                                                       49,335,000
            3,249,200  Rite Aid Corp.                                                             122,048,075
            1,165,600  Stage Stores, Inc. (NON)                                                    52,743,400
            4,417,800  TJX Cos., Inc. (The)                                                       106,579,425
            3,319,200  Wal-Mart Stores, Inc.                                                      201,641,400
                                                                                             ----------------
                                                                                                1,608,020,718

Semiconductors (1.5%)
-------------------------------------------------------------------------------------------------------------
            3,106,800  Analog Devices, Inc. (NON)                                                  76,310,775
              860,000  Galileo Technology Ltd. (Israel) (NON)                                      11,610,000
            1,565,000  Linear Technology Corp.                                                     94,389,063
            3,120,000  Maxim Integrated Products Inc. (NON)                                        98,865,000
                                                                                             ----------------
                                                                                                  281,174,838

Telecommunication Services (3.2%)
-------------------------------------------------------------------------------------------------------------
            1,530,900  E. Spire Communications, Inc. (NON)                                         34,540,931
              692,000  Global Telesystems Group Inc. (NON)                                         33,735,000
            2,073,000  Intermedia Communications, Inc. (NON)                                       86,936,438
              830,800  McLeod, Inc. Class A (NON)                                                  32,297,350
              570,000  Metromedia Fiber Network, Inc. Class A (NON)                                26,576,250
            1,435,000  NEXTLINK Communications, Inc. Class A (NON)                                 54,350,625
            2,125,000  Qwest Communications International, Inc. (NON)                              74,109,375
              702,700  RSL Communications, Ltd. Class A (NON)                                      21,081,000
            1,798,600  Sprint Corp.                                                               126,801,300
              976,200  Teleglobe Inc.                                                              25,869,300
              681,800  Tel-Save Holdings, Inc. (NON)                                               10,056,550
            1,801,700  WorldCom, Inc. (NON)                                                        87,269,844
                                                                                             ----------------
                                                                                                  613,623,963

Telephone Services (0.5%)
-------------------------------------------------------------------------------------------------------------
            1,561,900  American Telephone & Telegraph Co.                                          89,223,538

Wireless Communications (1.0%)
-------------------------------------------------------------------------------------------------------------
            2,404,100  Airtouch Communications, Inc. (NON)                                        140,489,594
              964,900  Clearnet Communications, Inc. Class A, (Canada) (NON)                       10,613,882
            1,226,700  NEXTEL Communications, Inc. Class A (NON)                                   30,514,163
                                                                                             ----------------
                                                                                                  181,617,639
                                                                                             ----------------
                       Total Common Stocks (cost $11,837,078,725)                            $ 18,522,393,279

SHORT-TERM INVESTMENTS (2.3%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
          $25,000,000  Bank of America for an effective yield of 5.51%,
                         September 21, 1998                                                  $     24,686,236
           25,000,000  Ciesco L.P. for an effective yield of 5.77%, July 16, 1998                  24,939,896
           25,000,000  Credit Suisse First Boston for an effective yield of
                         5.50%, September 8, 1998                                                  24,736,459
           25,000,000  Delaware Funding Corp., for an effective yield of
                         5.56%, July 15, 1998                                                      24,945,945
           25,000,000  Falcon Asset Securitization for an effective yield of
                         5.53%, July 14, 1998                                                      24,950,077
           47,796,000  Fed Home Loan Mortgage Corp. for an effective
                         yield 5.42%, August 27, 1998                                              47,385,831
           18,000,000  Ford Motor Credit Puerto Rico for an effective yield
                         of 6.02%, July 2, 1998                                                    17,996,990
           25,000,000  General Electric Capital Corp. for an effective yield
                         of 5.52%, August 17, 1998                                                 24,819,833
           25,000,000  JP Morgan & Co. Inc for an effective yield of
                         5.50%, October 14, 1998                                                   24,598,958
           50,000,000  Merrill Lynch & Co. Inc for an effective yield of
                         5.55%, August 12, 1998                                                    49,676,250
           45,393,000  Metlife Funding for an effective yield of 5.54%,
                         July 21,1998                                                              45,253,290
          112,473,000  Interest in $750,000,000 joint repurchase agreement dated June 30, 1998 with Goldman, Sachs & Co.
                         due July 1, 1998 with respect to various
                         U.S. Treasury obligations -- maturity value of
                         $112,491,120 for an effective yield of 5.80%                             112,491,120
                                                                                             ----------------
                       Total Short-Term Investments (cost $446,480,885)                      $    446,480,885
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $12,283,559,610) (b)                          $ 18,968,874,164
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $19,034,595,452.

(b)   The aggregate identified cost on a tax basis is $12,298,113,692, resulting in gross unrealized appreciation and depreciation of $6,959,171,530, and $288,411,058, respectively, or net unrealized appreciation of $6,670,760,472.

(NON) Non-income-producing security.

(AFF) Affilated Companies (Note 5).

      ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $12,283,559,610) (Note 1)                                         $ 18,968,874,164
---------------------------------------------------------------------------------------------------
Cash                                                                                        293,540
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                         3,727,782
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   26,733,398
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          177,100,214
---------------------------------------------------------------------------------------------------
Total assets                                                                         19,176,729,098

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         53,816,761
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               49,185,961
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             22,172,587
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                2,445,953
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               158,089
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 14,434
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   13,134,944
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    1,204,917
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       142,133,646
---------------------------------------------------------------------------------------------------
Net assets                                                                         $ 19,034,595,452

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $ 11,757,369,844
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                   591,911,054
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            6,685,314,554
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $ 19,034,595,452

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($10,163,385,604 divided by 176,210,560 shares)                                              $57.68
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $57.68)*                                      $61.20
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($7,950,847,769 divided by 143,470,492 shares)**                                             $55.42
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($444,324,951 divided by 7,843,764 shares)                                                   $56.65
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $56.65)*                                      $58.70
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($476,037,128 divided by 8,167,953 shares)                                                   $58.28
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1998

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                           $    20,813,315
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $753,851,
including dividend income of $596,668 from
investments in affiliated issuers) (Note 5)                                             57,349,201
--------------------------------------------------------------------------------------------------
Total investment income                                                                 78,162,516

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        81,116,258
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          33,724,288
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          321,339
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            57,794
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   21,806,186
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   71,289,202
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    2,938,908
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                  1,307,641
--------------------------------------------------------------------------------------------------
Registration fees                                                                          174,214
--------------------------------------------------------------------------------------------------
Auditing                                                                                   243,623
--------------------------------------------------------------------------------------------------
Legal                                                                                      116,821
--------------------------------------------------------------------------------------------------
Postage                                                                                  2,320,576
--------------------------------------------------------------------------------------------------
Other                                                                                    2,045,651
--------------------------------------------------------------------------------------------------
Total expenses                                                                         217,462,501
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (3,961,050)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           213,501,451
--------------------------------------------------------------------------------------------------
Net investment loss                                                                   (135,338,935)
--------------------------------------------------------------------------------------------------
Net realized gain on investments
(including realized gains of $203,925,515 on sales of
investments in affiliated issuers)                                                   1,228,126,644
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                       (1,431)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                           3,538,795,194
--------------------------------------------------------------------------------------------------
Net gain on investments                                                              4,766,920,407
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 4,631,581,472
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                           Year ended June 30
                                                                                 ------------------------------------
                                                                                          1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                $   (135,338,935)   $   (97,001,492)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               1,228,126,644       (262,297,350)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                          3,538,793,763      1,063,188,318
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  4,631,581,472        703,889,476
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (185,202,878)       (37,775,305)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (157,607,099)       (35,446,992)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (8,456,807)        (1,848,838)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (7,008,141)          (976,630)
----------------------------------------------------------------------------------------------------------------------
  In excess of realized gains
    Class A                                                                                      --         (7,788,281)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --         (7,308,244)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --           (381,182)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                                      --           (201,355)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       428,556,668      4,383,952,454
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          4,701,863,215      4,996,115,103

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    14,332,732,237      9,336,617,134
----------------------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $ -- and $29,062 respectively)                                             $ 19,034,595,452   $ 14,332,732,237
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $44.47           $42.99           $29.58           $21.88           $20.83
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.25)            (.20)(c)         (.21)(c)         (.12)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 14.55             2.00            13.62             8.02             1.56
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               14.30             1.80            13.41             7.90             1.50
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.09)            (.26)              --             (.15)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                         --             (.06)              --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                      --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.09)            (.32)              --             (.20)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $57.68           $44.47           $42.99           $29.58           $21.88
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           32.75             4.26            45.34            36.36             7.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $10,163,886       $7,381,624       $4,752,611       $1,341,877         $648,787
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .98             1.06             1.11             1.13             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                            (.49)            (.48)            (.54)            (.55)            (.82)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              65.21            66.74            36.61            56.99            52.76
------------------------------------------------------------------------------------------------------------------------------------
Average commission
 rate paid (d)                                     $.0470           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $43.08           $41.96           $29.09           $21.68           $20.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.62)            (.49)(c)         (.48)(c)         (.23)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 14.05             1.93            13.35             7.84             1.44
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               13.43             1.44            12.87             7.61             1.33
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.09)            (.26)              --             (.15)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                         --             (.06)              --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                      --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.09)            (.32)              --             (.20)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $55.42           $43.08           $41.96           $29.09           $21.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           31.78             3.50            44.24            35.34             6.18
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $7,950,848       $6,359,447       $4,254,962       $1,013,379         $333,738
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.73             1.81             1.87             1.87             2.04
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (1.24)           (1.23)           (1.30)           (1.30)           (1.55)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              65.21            66.74            36.61            56.99            52.76
------------------------------------------------------------------------------------------------------------------------------------
Average commission
 rate paid (d)                                     $.0470           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                         Dec. 1,1994+
operating performance                                                         Year ended June 30                   to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $43.91           $42.66           $29.51           $24.72
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (.49)            (.40)(c)         (.40)(c)         (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  14.32             1.97            13.55             5.04
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                13.83             1.57            13.15             4.99
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.09)            (.26)              --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                                          --             (.06)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.09)            (.32)              --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $56.65           $43.91           $42.66           $29.51
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            32.09             3.75            44.56            20.40*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $444,325         $337,535         $210,404          $16,011
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.48             1.56             1.64              .94*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.99)            (.98)           (1.06)            (.53)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               65.21            66.74            36.61            56.99
------------------------------------------------------------------------------------------------------------------------------------
Average commission
 rate paid (d)                                                      $.0470           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        July 19,1994+
operating performance                                                          Year ended June 30                  to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $44.82           $43.21           $29.66           $22.59
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (.13)(c)         (.09)(c)         (.11)(c)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  14.68             2.02            13.66             7.31
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                14.55             1.93            13.55             7.27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.09)            (.26)              --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                                          --             (.06)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.09)            (.32)              --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $58.28           $44.82           $43.21           $29.66
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            33.05             4.54            45.68            32.42*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $476,037         $254,126         $118,640          $24,538
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .73              .81              .86              .83*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.24)            (.23)            (.29)            (.26)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               65.21            66.74            36.61            56.99
------------------------------------------------------------------------------------------------------------------------------------
Average commission
 rate paid (d)                                                      $.0470           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
June 30, 1998

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. possess above-average, long-term growth potential.

The fund, which is currently closed to new investors, offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1998, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1998, the fund reclassified $135,367,997 to decrease accumulated net investment loss and $135,367,997 to decrease paid in capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1998, fund expenses were reduced by $3,961,050 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $12,440 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended June 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,852,676 and $80,850 from the sale of class A and class M shares, respectively and $11,404,132 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $169,661 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended June 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $10,625,245,398 and $10,575,466,832, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Year ended
                                         June 30, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      42,566,727   $2,162,347,087
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,792,795      176,109,174
------------------------------------------------------------
                                 46,359,522    2,338,456,261

Shares
repurchased                     (36,146,474)  (1,835,480,082)
------------------------------------------------------------
Net increase                     10,213,048   $  502,976,179
------------------------------------------------------------

                                          Year ended
                                         June 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     142,393,856   $5,850,578,384
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,061,020       42,820,121
------------------------------------------------------------
                                143,454,876    5,893,398,505

Shares
repurchased                     (88,012,373)  (3,602,785,988)
------------------------------------------------------------
Net increase                     55,442,503   $2,290,612,517
------------------------------------------------------------

                                          Year ended
                                         June 30, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      10,958,089     $534,080,968
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,063,932      137,202,777
------------------------------------------------------------
                                 14,022,021      671,283,745

Shares
repurchased                     (18,161,751)    (885,361,106)
------------------------------------------------------------
Net decrease                     (4,139,730)   $(214,077,361)
------------------------------------------------------------

                                          Year ended
                                        June 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      75,798,177   $3,034,787,180
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       943,158       37,028,368
------------------------------------------------------------
                                 76,741,335    3,071,815,548

Shares
repurchased                     (30,531,849)  (1,209,675,509)
------------------------------------------------------------
Net increase                     46,209,486   $1,862,140,039
------------------------------------------------------------

                                           Year ended
                                         June 30, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,779,820   $   87,997,481
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       165,573        7,570,046
------------------------------------------------------------
                                  1,945,393       95,567,527

Shares
repurchased                      (1,788,827)     (88,903,355)
------------------------------------------------------------
Net increase                        156,566   $    6,664,172
------------------------------------------------------------

                                          Year ended
                                         June 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,520,573     $225,053,765
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        50,716        2,026,092
------------------------------------------------------------
                                  5,571,289      227,079,857

Shares
repurchased                      (2,816,758)    (114,396,085)
------------------------------------------------------------
Net increase                      2,754,531     $112,683,772
------------------------------------------------------------

                                           Year ended
                                          June 30, 1998
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,222,463     $222,106,964
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       149,625        7,008,141
------------------------------------------------------------
                                  4,372,088      229,115,105

Shares
repurchased                      (1,874,552)     (96,121,427)
------------------------------------------------------------
Net increase                      2,497,536     $132,993,678
------------------------------------------------------------

                                           Year ended
                                         June 30, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,581,487     $186,531,899
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        29,007        1,177,985
------------------------------------------------------------
                                  4,610,494      187,709,884

Shares
repurchased                      (1,686,036)     (69,193,758)
------------------------------------------------------------
Net increase                      2,924,458     $118,516,126
------------------------------------------------------------




Note 5
Transactions with Affiliated Companies

Transactions during the period with companies in which the fund owned at least
5% of the voting securities were as follows:

                                       Purchase               Sales   Dividend           Market
                                           cost                cost     Income            Value
-----------------------------------------------------------------------------------------------
ABR Information Services           $ 16,600,026       $  21,225,340      $  --     $ 22,040,000
Affiliated Computer Services
  Class A                                14,000                  --         --       65,469,250
Airgas Incorporated                          --          54,725,501         --        9,878,500
Applebees Intl Inc.                          --          43,041,975         --               --
Applied Graphics Tecnology           47,411,451                  --         --       47,580,000
Avis Rent A Car Inc.                 49,345,489          49,345,489         --               --
Barnett Inc.                            345,412          80,302,564         --       20,555,775
Bed Bath & Beyond Inc.                1,290,656          12,974,918         --      177,608,069
Carematrix Corporation                1,245,480                  --         --       25,256,600
CBT Group PLC Sponsored ADR           5,803,599           2,239,751         --      118,673,700
Computer Horizons Corp.                 470,250          31,946,296         --       35,287,206
Concentra Managed Care Inc.          14,495,854           6,527,599         --       72,976,800
Credence Systems Corp.                       --          24,399,780         --               --
Dura Pharmaceuticals Inc.            25,111,975          25,326,612         --       37,437,850
Emmis Broadcasting Corp.              2,572,781          31,071,893         --               --
Extended Stay America Inc.            1,087,265                  --         --       56,984,243
Genesis Health Ventures               6,001,533          60,749,538         --               --
Gilead Sciences Inc.                  5,514,902           6,475,680         --       53,326,350
Health Care & Retirement Corp.               --           2,428,131         --       91,179,500
Health Management Associates          1,375,101           3,303,429         --      271,776,656
Interim Services Inc.                        --                  --         --       63,286,250
Intermedia Communications Inc.        9,890,269           3,456,999         --       86,936,438
Landry's Seafood Restaurant Inc.      5,671,500                  --         --       33,455,344
Medicis Pharmaceutical Class A       43,829,512                  --         --       35,660,500
Metamor Worldwide Inc.                5,782,788           1,846,984         --       64,058,844
Papa Johns International Inc.         6,496,438           5,200,015         --       72,068,088
Pediatrix Medical Group Inc.                 --           2,013,222         --       37,109,406
Prime Hospitality Corp.                  10,917             447,369         --       37,091,306
Saville Systems Ireland ADR          10,032,347                  --         --       96,651,025
Security Dynamics Tech Inc.          14,634,886          34,605,449         --               --
SFX Broadcasting Inc.                        --          14,069,779         --               --
Stewart Enterprises Inc. Class A      9,374,350                  --    281,082      193,494,525
Tel-Save Holdings Inc.                       --          36,078,681         --       10,056,550
Total Renal Care Holdings            19,896,130                  --         --      143,597,625
Vantive Corp.                                --          12,632,215    315,586               --
Wolverine World Wide                 13,507,490          20,556,143         --       45,511,219
Young Broadcasting Corp.
  Class A                                    --          24,203,188         --               --
-----------------------------------------------------------------------------------------------
Totals                             $317,812,401        $610,994,540   $596,668   $2,025,007,619
-----------------------------------------------------------------------------------------------




Federal Tax Information
(Unaudited)


Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $979,182,659 as capital gain, which includes $710,100,147 as 20% capital gain, for its taxable year ended June 30, 1998.

For the period, interest and dividends from foreign countries were $1,296,983. Taxes paid to foreign countries were $753,851 or $0.00 per share (for all classes of shares).

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

*Formerly Putnam Diversified Income Trust II

+Formerly Putnam Federal Income Trust

[DBL. DAGGER]  Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

            ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

               Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Daniel I. Miller
Vice President and Fund Manager

Carol C. McMullen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]
PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

ANO13-44641-852/358/983/526   8/98



PUTNAM INVESTMENTS                                    [SCALE LOGO OMITTED]
--------------------------------------------------------------------------
Putnam New Opportunities Fund
Supplement to Annual Report dated 6/30/98

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
--------------------------------------------------------------------------
Total return:                                              NAV

One year ended 6/30/98                                    33.05%
Five years ended 6/30/98                                  24.28%
Annual average (since class A inception, 8/31/90)         29.57%
--------------------------------------------------------------------------

Share value:                                               NAV

6/30/97                                                  $44.82
6/30/98                                                   58.28
--------------------------------------------------------------------------
Distributions:      No.          Income      Capital gains       Total
                     1          $0.0000         $1.0900         $1.0900
--------------------------------------------------------------------------

Past performance is not indicative of future results. Class Y shares are offered without an initial sales charge or CDSC. The class Y share returns shown for periods before their inception (July 19, 1994) are derived from the historical performance of class A shares for such periods, but have not been adjusted to reflect differences in expenses, which are lower for class Y shares than for class A shares. All returns assume reinvestment of distributions at NAV. Investment return will fluctuate and may involve the loss of principal. Performance of other share classes will vary. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.